                                 EX-99.B.14.1

                               POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75962                    33-75998                    33-91846
2-52449                        33-75964                    33-75996                    333-01107
33-02339                       33-75966                    33-76000                    333-09515
33-34370                       33-75968                    33-76002                    333-15817
33-34583                       33-75970                    33-76004                    333-24645
33-42555                       33-75972                    33-76018                    333-27337
33-60477                       33-75974                    33-76024                    333-30694
33-61897                       33-75976                    33-76026                    333-34014
33-62473                       33-75978                    33-79118                    333-37448
33-63611                       33-75980                    33-79122                    333-48774
33-64277                       33-75982                    33-81216                    333-49176
33-64331                       33-75984                    33-87642                    333-49593
33-75248                       33-75986                    33-87932                    333-49599
33-75954                       33-75988                    33-88720                    333-56297
33-75956                       33-75990                    33-88722                    333-72079
33-75958                       33-75992                    33-88724                    333-84299
33-75960                       33-75994                    33-89858                    333-87305
                                                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512             811-2513             811-4536             811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

              SIGNATURE/TITLE

          /s/ Thomas J. McInerney
---------------------------------------------
            Thomas J. McInerney
          Director and President
       (Principal Executive Officer)

                               POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75962                    33-75998                    33-91846
2-52449                        33-75964                    33-75996                    333-01107
33-02339                       33-75966                    33-76000                    333-09515
33-34370                       33-75968                    33-76002                    333-15817
33-34583                       33-75970                    33-76004                    333-24645
33-42555                       33-75972                    33-76018                    333-27337
33-60477                       33-75974                    33-76024                    333-30694
33-61897                       33-75976                    33-76026                    333-34014
33-62473                       33-75978                    33-79118                    333-37448
33-63611                       33-75980                    33-79122                    333-48774
33-64277                       33-75982                    33-81216                    333-49176
33-64331                       33-75984                    33-87642                    333-49593
33-75248                       33-75986                    33-87932                    333-49599
33-75954                       33-75988                    33-88720                    333-56297
33-75956                       33-75990                    33-88722                    333-72079
33-75958                       33-75992                    33-88724                    333-84299
33-75960                       33-75994                    33-89858                    333-87305
                                                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512             811-2513             811-4536             811-5906

hereby ratifying and confirming on this 27th day of March, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


               SIGNATURE/TITLE

             /s/ Wayne R. Huneke
-------------------------------------------------
               Wayne R. Huneke
      Director and Chief Financial Officer

                               POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75962                    33-75998                    33-91846
2-52449                        33-75964                    33-75996                    333-01107
33-02339                       33-75966                    33-76000                    333-09515
33-34370                       33-75968                    33-76002                    333-15817
33-34583                       33-75970                    33-76004                    333-24645
33-42555                       33-75972                    33-76018                    333-27337
33-60477                       33-75974                    33-76024                    333-30694
33-61897                       33-75976                    33-76026                    333-34014
33-62473                       33-75978                    33-79118                    333-37448
33-63611                       33-75980                    33-79122                    333-48774
33-64277                       33-75982                    33-81216                    333-49176
33-64331                       33-75984                    33-87642                    333-49593
33-75248                       33-75986                    33-87932                    333-49599
33-75954                       33-75988                    33-88720                    333-56297
33-75956                       33-75990                    33-88722                    333-72079
33-75958                       33-75992                    33-88724                    333-84299
33-75960                       33-75994                    33-89858                    333-87305
                                                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512             811-2513             811-4536             811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

            SIGNATURE/TITLE


           /s/ Randy Lowery
-----------------------------------------
           Phillip R. Lowery
               Director

                               POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75962                    33-75998                    33-91846
2-52449                        33-75964                    33-75996                    333-01107
33-02339                       33-75966                    33-76000                    333-09515
33-34370                       33-75968                    33-76002                    333-15817
33-34583                       33-75970                    33-76004                    333-24645
33-42555                       33-75972                    33-76018                    333-27337
33-60477                       33-75974                    33-76024                    333-30694
33-61897                       33-75976                    33-76026                    333-34014
33-62473                       33-75978                    33-79118                    333-37448
33-63611                       33-75980                    33-79122                    333-48774
33-64277                       33-75982                    33-81216                    333-49176
33-64331                       33-75984                    33-87642                    333-49593
33-75248                       33-75986                    33-87932                    333-49599
33-75954                       33-75988                    33-88720                    333-56297
33-75956                       33-75990                    33-88722                    333-72079
33-75958                       33-75992                    33-88724                    333-84299
33-75960                       33-75994                    33-89858                    333-87305
                                                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512             811-2513             811-4536             811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                  SIGNATURE/TITLE

              /s/ Robert C. Salipante
---------------------------------------------------
                Robert C. Salipante
                     Director

                               POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael
A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75962                    33-75998                    33-91846
2-52449                        33-75964                    33-75996                    333-01107
33-02339                       33-75966                    33-76000                    333-09515
33-34370                       33-75968                    33-76002                    333-15817
33-34583                       33-75970                    33-76004                    333-24645
33-42555                       33-75972                    33-76018                    333-27337
33-60477                       33-75974                    33-76024                    333-30694
33-61897                       33-75976                    33-76026                    333-34014
33-62473                       33-75978                    33-79118                    333-37448
33-63611                       33-75980                    33-79122                    333-48774
33-64277                       33-75982                    33-81216                    333-49176
33-64331                       33-75984                    33-87642                    333-49593
33-75248                       33-75986                    33-87932                    333-49599
33-75954                       33-75988                    33-88720                    333-56297
33-75956                       33-75990                    33-88722                    333-72079
33-75958                       33-75992                    33-88724                    333-84299
33-75960                       33-75994                    33-89858                    333-87305
                                                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512             811-2513             811-4536             811-5906

hereby ratifying and confirming on this 20th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                SIGNATURE/TITLE

               /s/ Mark A. Tullis
-----------------------------------------------
                 Mark A. Tullis
                    Director

                               POWER OF ATTORNEY

I, the undersigned Corporate Controller of Aetna Life Insurance and Annuity Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                        33-75962                    33-75998                    33-91846
2-52449                        33-75964                    33-75996                    333-01107
33-02339                       33-75966                    33-76000                    333-09515
33-34370                       33-75968                    33-76002                    333-15817
33-34583                       33-75970                    33-76004                    333-24645
33-42555                       33-75972                    33-76018                    333-27337
33-60477                       33-75974                    33-76024                    333-30694
33-61897                       33-75976                    33-76026                    333-34014
33-62473                       33-75978                    33-79118                    333-37448
33-63611                       33-75980                    33-79122                    333-48774
33-64277                       33-75982                    33-81216                    333-49176
33-64331                       33-75984                    33-87642                    333-49593
33-75248                       33-75986                    33-87932                    333-49599
33-75954                       33-75988                    33-88720                    333-56297
33-75956                       33-75990                    33-88722                    333-72079
33-75958                       33-75992                    33-88724                    333-84299
33-75960                       33-75994                    33-89858                    333-87305
                                                                                       333-89953

Registration Statements filed under the Investment Company Act of 1940:

811-09665               811-2512             811-2513             811-4536             811-5906

hereby ratifying and confirming on this 19th day of December, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                 SIGNATURE/TITLE

               /s/ Deborah Koltenuk
--------------------------------------------------
                 Deborah Koltenuk
               Corporate Controller